Dreyfus
Institutional Short
Term Treasury Fund

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            11   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                       Short Term Treasury Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Institutional Short Term Treasury Fund, covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

High quality bonds provided attractive returns over the six-month reporting period, but lower quality bonds generally languished. Slowing economic growth and lower short-term interest rates helped boost the value of interest-rate-sensitive bonds such as U.S. Treasury securities, as did robust demand from investors fleeing the uncertainty of a falling stock market. However, these conditions hurt the performance of credit-sensitive bonds, including high yield corporate securities.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Institutional Short Term Treasury Fund perform relative to its benchmark?

For the six-month period ended March 31, 2001, the fund's Institutional shares achieved a 5.43% total return and produced aggregate income dividends of $0.0551 per share. The fund' s Investor shares achieved a total return of 5.29% and produced aggregate income dividends of $0.0530 per share.(1) These returns compare to a total return of 5.53% provided by the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, for the same period.(2)

We attribute the fund's total return to a favorable investment environment that was characterized by declining interest rates and robust demand for U.S. Treasury securities from investors seeking shelter from a volatile stock market. The fund's performance relative to its benchmark is primarily the result of the fund portfolio's weighted average maturity, which is a maximum of two years. In comparison, the benchmark' s average maturity can range up to three years. A longer average maturity typically produces higher returns when interest rates are falling.

What is the fund's investment approach?

The fund seeks to provide a high level of current income with minimum fluctuation of principal. To pursue this goal, the fund purchases only U.S. Treasury securities, and may enter into repurchase agreements collateralized by such securities. To help minimize fluctuations of principal, the fund will limit the remaining maturities of the Treasury securities it purchases to three years or less and its repurchase agreements to those that mature the next business day. The portfolio's dollar-weighted average maturity does not exceed two years

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was influenced by a combination of economic and supply-and-demand influences during the six-month period. When the reporting period began on October 1, 2000, the U.S. economy was slowing in response to interest-rate hikes implemented in the first half of 2000 by the Federal Reserve Board (the "Fed") prior to the beginning of the reporting period. As time went on, the economic slowdown became more pronounced. News of slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence was exacerbated by the uncertainty surrounding the presidential election. As a result, yields of U.S. Treasury securities declined modestly, even though the Fed did not change interest rates at its meetings in October, November and December.

In January 2001, the Fed moved aggressively to stimulate economic growth by cutting interest rates by half a percentage point at the start of the month. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another half-point at its scheduled meetings at the end of January and in March. Yields of U.S. Treasury securities continued to move lower in this new environment.

A significant part of the U.S. Treasury market's strong price performance was the result of supply-and-demand factors. Because of the achievement of a growing federal budget surplus, the U.S. Government has less need to borrow. As a result, issuance of short-term U.S. Treasury securities has declined substantially, with some maturities eliminated altogether from the issuance calendar. In addition, the U.S. Treasury Department has bought back outstanding issues of certain longer term bond issues. At the same time, demand from domestic and overseas investors has been quite strong. Weakness in U.S. and international stock markets has created a "flight to quality" in which creditworthy investments such as U.S. Treasury securities are in great demand.


In this environment, we maintained the fund's average maturity near its two-year maximum. This position enabled us to maintain higher yields for as long as practical while interest rates continued to decline. Because of the deteriorating economic environment, short-term U.S. Treasuries carried higher yields than many longer dated U.S. Treasuries during the period, thus benefiting the fund's performance.

What is the fund's current strategy?

We have continued to emphasize the generation of competitive levels of income from short-term U.S. Treasury securities. For as long as interest rates continue to decline, we intend to maintain the fund's average maturity at or near its two-year maximum. However, we will continue to vigilantly monitor the health of the U.S. economy, and we may reduce the fund's average life if and when we believe that an economic recovery is underway and interest rates are poised to rise.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--91.3%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY INFLATION PROTECTION SECURITIES--5.5%

   3.625%, 7/15/2002                                                                          1,040,000  (a)           1,158,698

U.S. TREASURY NOTES--63.3%

   4.625%, 2/28/2003                                                                          5,631,000                5,671,881

   4.75%, 1/31/2003                                                                           3,048,000                3,075,310

   5.375%, 6/30/2003                                                                          1,000,000                1,023,640

   5.75%, 10/31/2002                                                                          1,530,000                1,566,491

   6.25%, 7/31/2002                                                                           2,000,000                2,053,080

                                                                                                                      13,390,402

U.S. TREASURY PRINCIPAL STRIPS--22.5%

   Zero Coupon, 5/15/2002                                                                     5,000,000                4,771,200

TOTAL BONDS AND NOTES

   (cost $19,098,671)                                                                                                 19,320,300
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-8.2%
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

First Boston, 5.25%

  dated 3/30/2001, due 4/2/2001 in the amount of

  $1,740,761 (fully collateralized by $1,726,000

  U.S. Treasury Notes, 5.875%, 11/30/2001,

   value $1,809,609)
   (cost $1,740,000)                                                                          1,740,000                1,740,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $20,838,671)                                                              99.5%               21,060,300

CASH AND RECEIVABLES (NET)                                                                          .5%                  107,574

NET ASSETS                                                                                       100.0%               21,167,874

(A)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON THE
     CHANGES TO THE CONSUMER PRICE INDEX. SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)              20,838,671    21,060,300

Cash                                                                     11,266

Receivable for investment securities sold                             2,734,775

Receivable for shares of Beneficial Interest subscribed                 164,175

Interest receivable                                                     127,418

                                                                     24,097,934
--------------------------------------------------------------------------------

LIABLILITES ($):

Due to The Dreyfus Corporation and affiliates                             4,748

Payable for investment securities purchased                           2,735,525

Payable for shares of Beneficial Interest redeemed                      189,787

                                                                      2,930,060
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       21,167,874
--------------------------------------------------------------------------------

COMPOSITION NET ASSETS ($):

Paid-in capital                                                      24,507,156

Accumulated undistributed investment income--net                          2,777

Accumulated net realized gain (loss) on investments                 (3,563,688)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                221,629
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       21,167,874

NET ASSET VALUE PER SHARE

                                          Institutional Shares  Investor Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      15,295,349        5,872,525

Shares Outstanding                                   7,620,106        2,908,382
--------------------------------------------------------------------------------
NET ASSETS VALUE PER SHARE ($)                           2.01             2.02

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        577,270

EXPENSES:

Management fee--Note 3(a)                                               20,000

Distribution fees (Investor Shares)--Note 3(b)                           6,511

Loan commitment fees--Note 2                                               101

TOTAL EXPENSES                                                          26,612

INVESTMENT INCOME--NET                                                 550,658
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                287,559

Net unrealized appreciation (depreciation) on investments              171,684

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 459,243

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,009,901

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2001           Year Ended
                                               (Unaudited)  September 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            550,658            1,993,885

Net realized gain (loss) on investments           287,559             (434,806)

Net unrealized appreciation (depreciation)
   on investments                                 171,684              182,985

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,009,901            1,742,064
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Institutional Shares                            (412,829)          (1,510,160)

Investor Shares                                 (138,262)            (480,515)

TOTAL DIVIDENDS                                 (551,091)          (1,990,675)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Institutional Shares                            2,428,472           6,386,776

Investor Shares                                 1,328,370           2,817,680

Dividends reinvested:

Institutional Shares                              132,508             880,460

Investor Shares                                   108,163             415,810

Cost of shares redeemed:

Institutional Shares                          (3,483,655)         (23,101,762)

Investor Shares                                 (407,832)         (13,050,319)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              106,026          (25,651,355)

TOTAL INCREASE (DECREASE) IN NET ASSETS          564,836          (25,899,966)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            20,603,038           46,503,004

END OF PERIOD                                  21,167,874           20,603,038

Undistributed investment income-net                 2,777                3,210

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           March 31, 2001           Year Ended
                                               (Unaudited)  September 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL SHARES

Shares sold                                     1,216,637           3,278,387

Shares issued for dividends reinvested             66,748             452,514

Shares redeemed                               (1,760,818)         (11,858,649)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (477,433)          (8,127,748)
--------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                       666,718           1,438,812

Shares issued for dividends reinvested             54,162             212,481

Shares redeemed                                 (204,942)          (6,673,571)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     515,938          (5,022,278)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                           Six Months Ended
                                             March 31, 2001                                Year Ended September 30,
                                                                    ----------------------------------------------------------------
INSTITUTIONAL SHARES                            (Unaudited)         2000          1999          1998        1997(a)          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.96          1.96          2.01          1.98           1.98          1.99

Investment Operations:

Investment income--net                                 .06           .11           .11           .12            .12           .13

Net realized and unrealized
   gain (loss) on investments                          .05            --          (.05)          .03             --          (.01)

Total from Investment Operations                       .11           .11           .06           .15            .12           .12

Distributions:

Dividends from investment
   income--net                                       (.06)         (.11)         (.11)          (.12)         (.12)         (.13)

Net asset value, end of period                        2.01         1.96          1.96           2.01          1.98          1.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   10.89(b)        5.68          2.92           7.56          6.23          6.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .20(b)          .20           .20            .20           .20           .20

Ratio of net investment income
   to average net assets                           5.58(b)         5.55          5.39           5.81          6.04          6.40

Portfolio Turnover Rate                          716.01(c)       871.42        823.06         756.50        952.81        694.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($x1,000)                                        15,295       15,881        31,860         65,163       118,102       170,290

(A)  EFFECTIVE FEBRUARY 2, 1997, CLASS A SHARES WERE REDESIGNATED AS
     INSTITUTIONAL SHARES.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            March 31, 2001                               Year Ended September 30,
                                                                    ----------------------------------------------------------------
INVESTOR SHARES                                 (Unaudited)         2000          1999          1998        1997(a)          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.97          1.97          2.02          1.99           1.99          2.00

Investment Operations:

Investment income--net                                 .05           .10           .10           .11            .12           .12

Net realized and unrealized
   gain (loss) on investments                          .05            --          (.05)          .03             --          (.01)

Total from Investment Operations                       .10           .10           .05           .14            .12           .11

Distributions:

Dividends from investment
   income--net                                       (.05)         (.10)         (.10)          (.11)         (.12)          (.12)

Net asset value, end of period                        2.02         1.97          1.97           2.02          1.99           1.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  10.61(b)         5.42          2.68           7.30          5.97           5.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .45(b)          .45           .45            .45           .45           .45

Ratio of net investment income
   to average net assets                           5.31(b)         5.30          5.16           5.57          5.83          6.13

Portfolio Turnover Rate                          716.01(c)       871.42        823.06         756.50        952.81        694.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($x1,000)                                         5,873        4,722        14,643         10,296        35,296        24,490

(A)  EFFECTIVE FEBRUARY 2, 1997, CLASS B SHARES WERE REDESIGNATED AS INVESTOR
     SHARES.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Short Term Treasury Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of com-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

parable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,593,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $266,000 of the carryover expires in fiscal 2003, $49,000 expires in fiscal 2004, $2,055,000 expires in fiscal 2005 and $1,223,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection
therewith,    the    fund    has    agreed    to    pay    commit-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the fund's average daily net assets and is payable monthly.Unless the Manager gives the fund's investors 90 days notice to the contrary, the Manager, and not the fund, will be liable for fund expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, other than the following expenses, which will be borne by the fund: the management fee, and with respect to the fund's Investor Shares, Rule 12b-1 Service Plan expenses.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the fund.

The Manager compensates Mellon under a custody agreement for providing custodial services for the fund.

(b) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's Investor Shares, for servicing shareholder accounts (" Servicing") and for advertising and marketing relating to the fund's Investor Shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institutional or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended March 31, 2001, the fund was charged $6,511 for Investor Shares pursuant to the Plan.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $137,506,715 and $137,278,489, respectively.

At March 31, 2001, accumulated net unrealized appreciation on investments was $221,629, consisting of $222,688 gross unrealized appreciation and $1,059 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                      For More Information

                        Dreyfus Institutional Short Term
                        Treasury Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  721SA0301